                                                                               .
                                                                               .
                                                                               .

 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (SAI) SUPPLEMENT -- JUNE 30,
                                      2010

FUND (PROSPECTUS AND SAI EFFECTIVE DATE)     PROSPECTUS MATERIAL NUMBER               SAI MATERIAL NUMBER
RiverSource Variable Portfolio -- Cash
Management Fund (April 30, 2010)                    S-6466-99 AE                       S-6466-20 AE (5/10)


PROSPECTUS

More Information About the Funds section (page 80)

The first and second bullet following the third paragraph under the caption "Principal Investment Strategies of the Fund" is hereby replaced with the following:

- Invests substantially in securities rated in the highest short-term rating category, or deemed of comparable quality by the investment manager, Columbia Management Investment Advisers, LLC. However, the Fund is permitted to invest up to 3% of its total assets in securities rated in the second highest rating category, or deemed to be of comparable quality by the investment manager.

- Limits its U.S. dollar-weighted average maturity to 60 days or less and U.S. dollar-weighted average life to 120 days or less.

SAI:

The nonfundamental policies of the Fund on page 6 of the SAI are hereby replaced with the following:

- No more than 5% of the fund's net assets will be held in securities and other instruments that are illiquid.

--------------------------------------------------------------------------------
S-6466-143 A (6/10)